Long-Term Debt	12 Months Ended
Dec. 31, 2024
Long-Term Debt [Abstract]
Long-Term Debt
9.	Long-Term Debt

The Company has entered into various loans with financial institutions. Long-term debt consisted of the following (in thousands):

	As of December 31,
	2024	2023
Term Loan	$—	$1,378
Less current portion	—	(268)
Long-term debt less current portion	$—	$1,110

Term Loan

In 2013, the Company entered into a term loan agreement with a financial institution for $4.1 million with a maturity date of November 26, 2028 (the “Term Loan”). The Term Loan bears a floating interest rate of the one-year savings account plus 0.43% per annum in the first two years and a floating interest rate of the one-year savings account plus 0.61% per annum for the remaining of the term, not to be lower than 1.8% during the entire term. The Term Loan was paid off in 2024.